UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) Digimarc Corporation (the “Company”) held its Annual Meeting of Shareholders on May 1, 2017 (the “Annual Meeting”).

(b) At the Annual Meeting, 8,074,159 shares were represented to vote either in person or by proxy, or 76% of the outstanding shares, which represented a quorum. The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

Bruce Davis, Gary DeStefano, Richard L. King, William J. Miller, James T. Richardson, Andrew Walter and Bernard Whitney were elected as directors for a term of one year. The voting for each director was as follows:

			Broker
	For	Withheld	Non-Votes
Bruce Davis	4,459,477	196,520	3,418,162
Gary DeStefano	4,497,644	158,353	3,418,162
Richard L. King	4,336,091	319,906	3,418,162
William J. Miller	4,423,731	232,266	3,418,162
James T. Richardson	4,478,302	177,695	3,418,162
Andrew J. Walter	4,497,286	158,711	3,418,162
Bernard Whitney	4,439,930	216,067	3,418,162

Proposal 2: Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified with 7,929,270 votes in favor, 10,815 votes against and 134,074 abstentions.

Proposal 3: Advisory Vote to Approve Executive Compensation

The compensation paid to the Company’s executive officers, as disclosed pursuant to Item 402 of Regulation S-K, was approved with 3,442,740 votes in favor, 1,161,146 votes against, 52,111 abstentions and 3,418,162 broker non-votes.

Proposal 4: Advisory Vote on the Frequency of the Advisory Vote to Approve Executive Compensation

The voting for each frequency was as follows:

Votes Cast
One Year	2,815,253
Two Years	45,398
Three Years	1,730,647
Abstain	64,699

(d) A plurality of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by shareholders, the Company’s Board of Directors has determined that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 4, 2017

By:	/s/ Robert P. Chamness
Robert P. Chamness
Chief Legal Officer and Secretary